UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2019

The Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-51018

Delaware	23-3016517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

409 Silverside Road

Wilmington, DE 19809

(Address of principal executive offices, including zip code)

302-385-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TBBK	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01.	Other Events.

On December 11, 2019, The Bancorp, Inc. (the “Company”) was advised by the Federal Reserve Bank, its primary regulator, that the Federal Reserve’s supervisory letter dated May 11, 2015 (the “letter”) has been terminated. The letter had required the Federal Reserve’s pre-approval for the Company’s quarterly payments on its trust preferred securities. The letter had also required Federal Reserve pre-approval for the payment of any potential future dividends on the Company’s common stock and for the issuance of debt.

As the letter has been terminated, the requirement for pre-approval for the aforementioned payments or debt issuances has also been terminated. The Company has not paid common stock dividends, but may do so in the future. Funding of any potential future common stock dividend, however, would likely be provided by the Company’s wholly-owned subsidiary, The Bancorp Bank, which itself is subject to a June 2014 FDIC Consent Order (as amended in August 2015) that requires the pre-approval of the FDIC prior to payments to the Company. Please see “Management Discussion and Analysis of Financial Condition and Results of Operations-Regulatory Actions” contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "trend," "will," "continue," "expect," "intend," "anticipate," "estimate," "believe," "look forward" or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. Factors that can affect future results include, but are not limited to, those discussed under the heading "Risk Factors" and "Management's Discussion and Analysis of Financial Condition" in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statement to reflect new or changing information or events after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2019	The Bancorp, Inc.

	By:	/s/ Paul Frenkiel
	Name:	Paul Frenkiel
	Title:	Chief Financial Officer and
Secretary